Exhibit (16)(b)

                                POWER OF ATTORNEY

         The undersigned hereby constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and John B. Hammalian, and each of them singly, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign the registration statements of MPAM Funds Trust ("Trust") on Form N-14 approved by the Trust's Board of Trustees at the meeting held May 9, 2001, any amendments to such registration statements and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 Signature                      Title                  Date
                 ---------                      -----                  ----

                                               Trustee            June __, 2001
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Ronald Ross Davenport
                                               Trustee            June __, 2001
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John L. Diederich
/s/ Maureen D. Mcfalls                         Trustee            June 21, 2001
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Maureen D. McFalls
                                               Trustee            June __, 2001
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Patrick J. O'Connor
/s/ Kevin C. Phelan                            Trustee            June 21, 2001
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Kevin C. Phelan
/s/ Patrick J. Purcell                         Trustee            June 21, 2001
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Patrick J. Purcell
/s/ Thomas F. Ryan, Jr.                        Trustee            June 21, 2001
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Thomas F. Ryan, Jr.